UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 14, 2026

Nasdaq, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38855	52-1165937
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

151 W. 42nd Street, New York, New York	10036
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: +1 212 401 8700

No change since last report

(Former Name or Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	NDAQ	The Nasdaq Stock Market
4.500% Senior Notes due 2032	NDAQ32	The Nasdaq Stock Market
0.900% Senior Notes due 2033	NDAQ33	The Nasdaq Stock Market
0.875% Senior Notes due 2030	NDAQ30	The Nasdaq Stock Market
1.75% Senior Notes due 2029	NDAQ29	The Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

At the Nasdaq, Inc. (“Nasdaq” or the “Company”) 2025 Annual Meeting of Shareholders, held on June 11, 2025, Nasdaq’s shareholders approved a certificate of amendment to Nasdaq’s Amended and Restated Certificate of Incorporation to provide for limited officer exculpation (the “Charter Amendment”). As previously disclosed, the Charter Amendment was also subject to the approval of the Securities and Exchange Commission (the “SEC”). The Charter Amendment was approved by the SEC and became effective upon its filing with the Secretary of State of the State of Delaware on January 14, 2026.

Additionally, on April 23, 2025, Nasdaq’s Board of Directors approved amendments to the By-Laws of the Company (the “By-Laws” and the amendments thereto, the “By-Laws Amendments”), which amendments were also subject to the approval of the SEC. The By-Laws Amendments were approved by the SEC and were declared effective by the Company on January 14, 2026.

The By-Laws Amendments were made primarily to, among other things, (i) modernize the advance notice by-law provision regarding stockholder nominations and business proposals, including updates to address rules adopted by the SEC relating to universal proxy cards; (ii) provide the Company and its Board of Directors operational flexibility regarding procedural and administrative matters; (iii) modernize provisions of the By-Laws to reflect recent amendments to the Delaware General Corporation Law; (iv) modernize the emergency By-Law provision; and (v) adopt a forum selection by-law provision providing that Delaware or federal courts, as applicable, shall be the exclusive forum for certain claims against the Company. Additionally, the By-Laws were amended to modernize various administrative provisions, as well as make clarifying, conforming, or technical revisions.

These descriptions of the Charter Amendment and By-Laws Amendments are not complete and are qualified in their entirety by reference to the text of the Charter Amendment and Amended and Restated By-Laws, copies of which are filed as Exhibit 3.1 and 3.2, respectively, to this Form 8-K.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Exhibit Description

3.1	Certificate of Amendment to Nasdaq’s Amended and Restated Certificate of Incorporation, as filed with the Secretary of State of the State of Delaware on January 14, 2026.

3.2	Amended and Restated By-Laws of Nasdaq, Inc.

104	Cover Page Interactive Data File – the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 16, 2026	NASDAQ, INC.

	By:	/s/ John A. Zecca
	Name:	John A. Zecca
	Title:	Executive Vice President and Chief Legal Officer